Exhibit 10.2
Mineral Claims

BRITISH COLUMBIA

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Tenure Detail

Tenure Number ID	**528276 View Tenure**
Tenure Type	Mineral (M)
Tenure Sub Type	Claim (C)
Title Type	Mineral Cell Title Submission (MCX)
Mining Division	
Good To Date	2007/FEB/15
Issue Date	2006/FEB/15
Termination Type	
Termination Comments	
Termination Date	
Tag Number	
Claim Name	
Old Tenure Code	
Area In Hectares	443.158

Map Numbers:

104B

Owners:

127981 CARL ALEXANDER VON EINSIEDEL 100.0%

Tenure Events:

Submitter		Event	Effective Date
127981	CARL ALEXANDER VON EINSIEDEL	CEXT Claim Registration (Acquisition)(4070421)	2006/FEB/15

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BRITISH COLUMBIA

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Mineral Titles Online Viewer

Public Access

Client Detail

Client ID	**127981**
Client Name	CARL ALEXANDER VON EINSIEDEL
Business Phone	604 649-5793
Fax Number	604 685-3359
E-mail Address	ramexplorations@shaw.ca
FMC Certificate Number	110005838
FMC Issue Date	2006/JAN/18
FMC From Date	2006/JAN/18
FMC Expiry Date	2007/JAN/17
FMC Status	ACTIVE
Owned Tenures	219
Located Tenures	433

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Map created Tue Aug 22 16:26:12 PDT 2006


534875
393467
393466
104B.085
GLACIER
104B.086
393469
393468
MORAINE
104B.075
104B.076
528276
528271
528274
531518
508287
403111
403107
403110
531210
520626
528277
403108
403109
528275
1km
Map Center: 131° 1' 38" W, 56° 47' 14" N

Legend

- Indian Reserves
- National Parks
- Parks
- Mineral Titles Grid
- Mineral Tenures
- Reserves (Sites)
- Placer Claim Designation
- Placer Lease Designation
- No Staking Reserve
- Conditional Reserve
- Release Required Reserve
- Surface Restriction
- Recreation Area
- Others
- Mining Divisions
- BCGS Grid
- Contours (1:250K)
- Contour - Index
- Contour - Intermediate
- Areaof Exclusion
- Areaof Indefinite Contours
- Transportation - Points (TRIM)
- Helipad
- Transportation - Lines (TRIM)
- Airfield
- Airport
- Airstrip
- Airport.Abandoned
- Ferry Route
- Road (Gravel Undivided) - 1 Lane
- Road (Gravel Undivided) - 2 Lanes
- Road (Gravel Undivided) - U/C - 1 Lane
- Road (Gravel Undivided) - U/C - 2 Lanes
- Road (Paved Divided) - Not Elevated - 1 Lane Each Way
- Road (Paved Divided) - Not Elevated - 2 Lanes Each Way
- Road (Paved Divided) - U/C - Not Elevated - 2 Lanes Each Way
- Road (Paved Undivided) - Not Elevated - 1 Lane
- Road (Paved Undivided) - Not Elevated - 2 Lanes
- Road (Paved Undivided) - Not Elevated - 4 Lanes
- Road (Paved Undivided) - U/C - Not Elevated - 4 Lanes
- Road (Unimproved)
- Cut (Roadway)
- Embankment/Fill (Roadway)
- Trail
- Bridge - Foot
- Bridge - Trestle
- Tunnel
- Bridge
- Rail Line (Double Track)
- Rail Line (Multiple Track)
- Rail Line (Single Track)

Scale: 1:50,266

DO NOT USE FOR NAVIGATION

BRITISH COLUMBIA

Contact Us ▸ Help

Mineral Titles Online Viewer

Public Access

Tenure Detail

Tenure Number ID	**508287** View Tenure
Tenure Type	Mineral (M)
Tenure Sub Type	Claim (C)
Title Type	Mineral Cell Title Submission (MCX)
Mining Division	
Good To Date	2006/SEP/30
Issue Date	2005/MAR/05
Termination Type	
Termination Comments	
Termination Date	
Tag Number	
Claim Name	
Old Tenure Code	
Area In Hectares	159.523

Map Numbers:

104B

Owners:

127981 CARL ALEXANDER VON EINSIEDEL 100.0%

Tenure Events:

Submitter		Event	Effective Date
127981	CARL ALEXANDER VON EINSIEDEL	CONV Claim Conversion(4020777)	2005/MAR/05
127981	CARL ALEXANDER VON	CIL Payment Instead of Work(4061607)	2005/DEC/29

	EINSIEDEL		
127981	CARL ALEXANDER VON EINSIEDEL	CIL Payment Instead of Work(4064807)	2006/JAN/14
127981	CARL ALEXANDER VON EINSIEDEL	CIL Payment Instead of Work(4076818)	2006/MAR/30

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Click here to go back to the tenure search page.

BRITISH COLUMBIA

Contact Us ▸

Mineral Titles Online Viewer

Public Access

Client Detail

Client ID	**127981**
Client Name	CARL ALEXANDER VON EINSIEDEL
Business Phone	604 649-5793
Fax Number	604 685-3359
E-mail Address	ramexplorations@shaw.ca
FMC Certificate Number	110005838
FMC Issue Date	2006/JAN/18
FMC From Date	2006/JAN/18
FMC Expiry Date	2007/JAN/17
FMC Status	ACTIVE
Owned Tenures	219
Located Tenures	433

Click here to go back to the previous page
Click here to go back to the tenure search page.

Map created Tue Aug 22 16:20:29 PDT 2006



104B.085
104B.086
GLACIER
393469
1969
203
2016
2038
1729
531518
508287
104B.075
104B.076
528276
528274
871
528271
MORAINE
702
403107
403110
0.5km
528277
Map Center: 131° 1' 3" W, 56° 47' 14" N
Legend
Indian Reserves
National Parks
Parks
Mineral Titles Grid
Mineral Tenures
Reserves (Sites)
Placer Claim Designation
Placer Lease Designation
No Staking Reserve
Conditional Reserve
Release Required Reserve
Surface Restriction
Recreation Area
Others
Mining Divisions
BCGS Grid
Contours (1:250K)
Contour - Index
Contour - Intermediate
Areaof Exclusion
Areaof Indefinite Contours
Annotation (1:20K)
Transportation - Points (TRIM)
Helipad
Transportation - Lines (TRIM)
Airfield
Airport
Airstrip
Airport.Abandoned
Ferry Route
Road (Gravel Undivided) - 1 Lane
Road (Gravel Undivided) - 2 Lanes
Road (Gravel Undivided) - U/C - 1 Lane
Road (Gravel Undivided) - U/C - 2 Lanes
Road (Paved Divided) - Not Elevated - 1 Lane Each Way
Road (Paved Divided) - Not Elevated - 2 Lanes Each Way
Road (Paved Divided) - U/C - Not Elevated - 2 Lanes Each Way
Road (Paved Undivided) - Not Elevated - 1 Lane
Road (Paved Undivided) - Not Elevated - 2 Lanes
Road (Paved Undivided) - Not Elevated - 4 Lanes
Road (Paved Undivided) - U/C - Not Elevated - 4 Lanes
Road (Unimproved)
Cut (Roadway)
Embankment/Fill (Roadway)
Trail
Bridge - Foot
Bridge - Trestle
Tunnel
Bridge
Rail Line (Double Track)
Rail Line (Multiple Track)
Scale: 1:27,910
DO NOT USE FOR NAVIGATION

BRITISH COLUMBIA

Contact Us ▸ Help

Mineral Titles Online Viewer

Public Access

Tenure Detail

Tenure Number ID	**531518 View Tenure**
Tenure Type	Mineral (M)
Tenure Sub Type	Claim (C)
Title Type	Mineral Cell Title Submission (MCX)
Mining Division	
Good To Date	2007/APR/07
Issue Date	2006/APR/07
Termination Type	
Termination Comments	
Termination Date	
Tag Number	
Claim Name	
Old Tenure Code	
Area In Hectares	17.724

Map Numbers:

104B

Owners:

127981 CARL ALEXANDER VON EINSIEDEL 100.0%

Tenure Events:

Submitter		Event	Effective Date
127981	CARL ALEXANDER VON EINSIEDEL	CEXT Claim Registration (Acquisition)(4078151)	2006/APR/07

Click here to go back to the previous page
Click here to go back to the tenure search page.

BRITISH COLUMBIA

Contact Us ▸

Mineral Titles Online Viewer

Public Access

Client Detail

Client ID	**127981**
Client Name	CARL ALEXANDER VON EINSIEDEL
Business Phone	604 649-5793
Fax Number	604 685-3359
E-mail Address	ramexplorations@shaw.ca
FMC Certificate Number	110005838
FMC Issue Date	2006/JAN/18
FMC From Date	2006/JAN/18
FMC Expiry Date	2007/JAN/17
FMC Status	ACTIVE
Owned Tenures	219
Located Tenures	433

Click here to go back to the previous page
Click here to go back to the tenure search page.

Map created Tue Aug 22 16:30:27 PDT 2006


528276
GLACIER
GLACIER
393489
1729
508287
104B.075
531518
104B.076
528274
528271
R
I
V
E
R
0
0km
Map Center: 131° 0' 18.5" W, 56° 47' 21.8" N

Legend

- Indian Reserves
- National Parks
- Parks
- Mineral Titles Grid
- Mineral Tenures
- Reserves (Sites)
- Placer Claim Designation
- Placer Lease Designation
- No Staking Reserve
- Conditional Reserve
- Release Required Reserve
- Surface Restriction
- Recreation Area
- Others
- Mining Divisions
- Integrated Cadastral Fabric
- BCGS Grid
- Contours (TRIM)
- Contour - Index
- Contour - Index.Indefinite
- Contour - Index.Depression
- Contour - Index.Depression Indefinite
- Contour - Intermediate
- Contour - Intermediate.Indefinite
- Contour - Intermediate.Depression
- Contour - Intermediate.Depression Indefinite
- Areaof Exclusion
- Areaof Indefinite Contours
- Annotation (1:20K)
- Transportation - Points (TRIM)
- Helipad
- Transportation - Lines (TRIM)
- Airfield
- Airport
- Airstrip
- Airport.Abandoned
- Ferry Route
- Road (Gravel Undivided) - 1 Lane
- Road (Gravel Undivided) - 2 Lanes
- Road (Gravel Undivided) - U/C - 1 Lane
- Road (Gravel Undivided) - U/C - 2 Lanes
- Road (Paved Divided) - Not Elevated - 1 Lane Each Way
- Road (Paved Divided) - Not Elevated - 2 Lanes Each Way
- Road (Paved Divided) - U/C - Not Elevated - 2 Lanes Each Way
- Road (Paved Undivided) - Not Elevated - 1 Lane
- Road (Paved Undivided) - Not Elevated - 2 Lanes
- Road (Paved Undivided) - Not Elevated - 4 Lanes
- Road (Paved Undivided) - U/C - Not Elevated - 4 Lanes
- Road (Unimproved)
- Cut (Roadway)
- Embankment/Fill (Roadway)

Scale: 1:10,894

DO NOT USE FOR NAVIGATION